EX-99.23(g)(32)

MUTUAL FUND RIDER TO
GLOBAL CUSTODY AGREEMENT
BETWEEN
[THE CUSTOMER]
AND
JPMORGAN CHASE BANK, N.A.

Mutual Fund Rider to Global Custody Agreement Between JPMorgan Chase Bank, N.A., and Jackson National Asset Managemnt, LLC ("Customer") effective August 12, 2009.

The following modifications are made to the Agreement:

     A.   Add a new Section 2.19 to the Agreement as follows:

     2.19 COMPLIANCE WITH U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") RULE 17F-5 ("RULE 17F-5").

          (a) Customer's board of managers/trustees (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Customer that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Customer's `Foreign Custody Manager' (as that term is defined in Rule 17f-5(a)(3) as promulgated under the Investment Company Act of 1940, as amended ("1940 Act")), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in Rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been exempted pursuant to an SEC exemptive order) to hold foreign Financial Assets and Cash,
               (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in Rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth inRule 17f-5(c)(3)).

          (b)  In connection with the foregoing, Bank shall:

               (i) provide written reports notifying Customer's Board of the placement of "Financial Assets and Cash" with particular Eligible Foreign Custodians, and also provide a description of Bank's threshold for determination that a change in arrangements is material, and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians); Customer considers any change that affects safe custody, beneficial ownership or transferability of Customer's Financial Assets and Cash to constitute a "material change."

               (ii) exercise  such  reasonable  care,  prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and Cash would exercise;

               (iii) in  selecting  an Eligible  Foreign  Custodian,  first have determined that foreign Financial Assets and Cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and Cash, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv);

               (iv) determine that the written contract with an Eligible Foreign
                    Custodian satisfies the requirements of Rule 17f-5(c)(2), requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and Cash based on the standards applicable to custodians in the relevant market and provides indemnification for losses of foreign Financial Assets held in accordance with such contract; and

               (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and Cash with particular Eligible Foreign Custodians and of the governing contractual arrangements in accordance with Rule 17f-5(c)(3); it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and Cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and Cash.

          Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain foreign Financial Assets and Cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

          (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and Cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

          (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the foreign Financial Assets and Cash being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time and (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager for foreign Financial Assets and Cash in each country in which Customer's Financial Assets and Cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require Bank to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

          (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     B.   Add a new Section 2.20 to the Agreement as follows:

     2.20 COMPLIANCE WITH SEC RULE 17F-7 ("RULE 17F-7").

          (a) Bank shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's foreign Assets at such Depository) and at which any foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

          (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 2.20(a) above.

          (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under Rule 17f-7 of each depository before including it on Schedule 1 hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in
               Schedule 1 hereto, and as the same may be amended on notice to Customer from time to time.)

     C.   Add the following  after the first  sentence of Section  5.1(a) of the
          Agreement: "At the request of Customer, Bank may, but need not, add to
          Schedule 1 of the Master Global Custody Agreement an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity subject to the terms herein and the requirements of Rule 17f-5 under the 1940 Act,"

     D.   Add the  following  language  as Sections  5.1(d),  (e) and (f) of the
          Agreement:

          (d)  The term Subcustodian as used herein shall mean the following:

               (i) a 'U.S. Bank,' which shall mean a U.S. bank as defined in Rule 17f-5(a)(7);

               (ii) an `Eligible  Foreign  Custodian,'  which shall mean:  (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

               (iii) For  purposes  of  clarity,  it is  agreed  that as used in
                    Section 5.2(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

          (e) The term `securities depository' as used herein when referring to a securities depository located outside the U.S. shall mean: an "Eligible Securities Depository" which, in turn, shall have the same meaning as in Rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order; provided that, prior to the compliance date with Rule 17f-7 for a particular securities depository the term "securities depositories" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to Rule 17f-5.

          (f) The term "securities depository" as used herein when referring to a securities depository located in the U.S. shall mean a "securities depository" as defined in Rule 17f-4(a).

               At the Customer's election, the Customer shall be entitled to be subrogated to the rights of the Bank with respect to any claims against an Eligible Foreign Custodians, or an Eligible Securities Depository as a consequence of any loss, damage, cost, expense, liability or claim if and to the extent that the Customer has not been made whole for any such loss, damage, cost, expense, liability or claim.

     E.   Add a new Section 2.21 to the Agreement as follows:

     2.21 RUSSIAN EQUITY SECURITIES. With respect to holding by the Customer of Russian equity Securities, the following shall apply:

          (A)  DEFINITIONS

               The following words shall have the meanings ascribed to them in this Section 2.21:

               (1) "REGISTRAR COMPANY" shall mean any entity providing share registration services to an issuer of Russian Securities and appropriately licensed by the Federal Commission for Securities and Securities Markets (or any replacement body) in Russia.

               (2) "REGISTRAR CONTRACT" shall mean a contract between the Russian Subcustodian and a Registrar Company

               (3)  "RUSSIAN  SECURITIES   DEPOSITORY"  shall  mean  any  entity
                    licensed under Russian Federal law to carry out, as a depository, registration of rights to Russian Securities, which, in turn, the Russian Securities Depository has registered on an omnibus basis with Registrar Companies.

               (4) "RUSSIAN SUBCUSTODIAN" shall mean J.P. Morgan Bank International (Limited Liability Company), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., located in Moscow, Russia, and any nominee companies appointed by it (and shall also mean any additional or successor subcustodian used by the Bank in Russia and any nominee companies appointed by it or them).

               (5) "SHARE EXTRACT" shall mean an extract of its share registration books issued by a Registrar Company or shareholding statement from a Russian Securities Depository indicating an investor's ownership of a security. Share Extracts are not securities and cannot be used to transfer ownership. They may, however, be useful in establishing proper ownership if any dispute arises as to the Customer's ownership of certain shares.

          (B)  PAYMENT AND SETTLEMENT

               Notwithstanding anything to the contrary herein, with respect to purchasing Russian equity Securities, payment therefor shall not be made prior to the issuance by the Registrar Company or Russian Securities Depository (as the case may be) of the Share Extract evidencing the transfer of ownership of the Russian Securities being purchased.

          (C)  RESPONSIBILITY FOR REGISTRAR COMPANIES

               (1) The Bank agrees to provide services in relation to Russian Securities for which the Russian Subcustodian has entered into a Registrar Contract with the relevant Registrar Company. Bank and Russian Subcustodian will use reasonable care in performing their respective obligations under this Agreement in accordance with the standards prevailing in the applicable market. Bank and Russian Subcustodian will not be in violation of this Agreement with respect to any matter as to which they satisfied their respective obligation of reasonable care.

               (2) Bank and Russian Subcustodian shall exercise reasonable care, prudence and diligence in carrying out all their respective duties and obligations under this Agreement, and shall be liable to Customer for any and all direct Losses suffered or incurred by such Customer resulting from Financial Assets held at a Registrar Company or Russian Securities Depository if such Loss directly resulted from Bank's and/or Russian Subcustodian's gross negligence or willful misconduct. No Registrar Company or Russian Securities Depository shall be, or shall be deemed to be the Bank, the Russian Subcustodian, a correspondent, a subcustodian or the employee, agent or personnel of any of the foregoing.

     F.   Add a new Section 6.2 to the Agreement as follows:

     6.2  REGULATORY COMPLIANCE.

          Bank acknowledges that it will provide statement(s) regarding its control environment with respect to compliance with the federal securities laws in a form agreed to between the Bank and Customer.

APPENDIX 1

INFORMATION REGARDING COUNTRY RISK


1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Financial Assets and Cash into a country the following information (check items applicable):

     A.   Opinions of local counsel concerning:

     ___ i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

     ___ ii. Whether applicable foreign law would restrict Customer's ability to recover its Financial Assets and Cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

     ___ iii. Whether applicable foreign law would restrict Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.   Written information concerning:

     ___ i. The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

     ___ ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C.   A market report with respect to the following topics:

          (i) securities regulatory environment; (ii) foreign ownership restrictions; (iii) foreign exchange; (iv) securities settlement and registration; (v) taxation; and (vi) depositories (including depository evaluation), if any.

2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

          Market flashes, including with respect to changes in the information in market reports

SCHEDULE 1

SECURITIES DEPOSITORIES

-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ARGENTINA                  CVSA                                           Equity, Corporate Debt, Government Debt
                           (Caja de Valores S.A.)

                           CRYL                                           Government Debt
                           (Central de Registration y Liquidacion de
                           Instrumentos de Endeudamiento Publico)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRALIA                  ASX Austraclear                                Corporate Debt, Money Market, Government Debt
                           (Austraclear Limited)                          and Semi-Government Debt

                           ASTC                                           Equity
                           (ASX Settlement and Transfer Corporation Pty
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRIA                    OeKB                                           Equity, Corporate Debt, Government Debt
                           (Oesterreichische Kontrollbank AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BAHRAIN                    CDS                                            Equity
                           (Bahrain Stock Exchange Clearing, Settlement
                           and Central Depository System)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BANGLADESH                 CDBL                                           Equity, Government Debt
                           (Central Depository Bangladesh Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BELGIUM                    Euroclear Belgium                              Equity, Corporate Debt

                           NBB                                            Corporate Debt, Government Debt
                           (National Bank of Belgium)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BERMUDA                    BSD                                            Equity
                           (Bermuda Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BOTSWANA                   CSDB                                           Equity
                           (Central Securities Depository Company of
                           Botswana Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BRAZIL                     CBLC                                           Equity
                           (Companhia Brasileira de Liquidacao e de
                           Custodia)

                           CETIP                                          Corporate Debt
                           (Central de Custodia e de Liquidacao
                           Financiera de Titulos Privados)

                           SELIC                                          Government Debt
                           (Sistema Especial de Liquidacao e Custodia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BULGARIA                   BNB                                            Government Debt
                           (Bulgaria National Bank)

                           CDAD                                           Equity, Corporate Debt
                           (Central Depository A.D.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CANADA                     CDS                                            Equity, Corporate, Government Debt
                           (The Canadian Depository for Securities
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHILE                      DCV                                            Equity, Corporate Debt, Government Debt
                           (Deposito Central de Valores S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA, SHANGHAI            CSDCC, Shanghai Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Limited, Shanghai Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA, SHENZHEN            CSDCC, Shenzhen Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Limited, Shenzhen Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
COLOMBIA                   DCV                                            Government Debt
                           (Deposito Central de Valores)

                           DECEVAL                                        Equity, Corporate Debt, Government Debt
                           (Deposito Centralizado de Valores de
                           Colombia S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CROATIA                    SKDD                                           Equity, Corporate Debt, Government Debt
                           (Central Depository and Clearing Company
                           Inc. - Stredisnje klirinsko depozitarno
                           drustro, d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CYPRUS                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CZECH REPUBLIC             SCP                                            Equity, Corporate Debt, Government Debt
                           (Stredisko cennych papiru - Ceska republica)

                           CNB                                            Government Debt
                           (Ceska Narodni Banka)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
DENMARK                    VP                                             Equity, Corporate Debt, Government Debt
                           (VP Securities A/S)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
EGYPT                      MCDR                                           Equity, Corporate Debt
                           (Misr for Clearing, Depository and Central
                           Registry)

                           CBE                                            Government Debt
                           (Central Bank of Egypt)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ESTONIA                    ECDS                                           Equity, Corporate Debt, Government Debt
                           (Estonian Central Depository for Securities
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
FINLAND                    Euroclear Finland                              Equity, Corporate Debt, Government Debt
                           (Euroclear Finland Ltd)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
FRANCE                     Euroclear France                               Equity, Corporate Debt, Government Debt
                           (Euroclear France S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
GERMANY                    CBF                                            Equity, Corporate Debt, Government Debt
                           (Clearstream Banking AG (Frankfurt))
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
GHANA                      BOG                                            Government Debt
                           (Bank of Ghana)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
GREECE                     CSD                                            Equity, Corporate Debt
                           (Hellenic Exchanges S.A. Holding, Clearing,
                           Settlement and Registry)

                           BoG                                            Government Debt
                           (Bank of Greece)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
HONG KONG                  HKSCC                                          Equity
                           (Hong Kong Securities Clearing Company
                           Limited)

                           HKMA CMU                                       Corporate Debt, Government Debt
                           (Hong Kong Monetary Authority Central
                           Moneymarkets Unit)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
HUNGARY                    KELER Zrt.                                     Equity, Corporate Debt, Government Debt
                           (Central Clearing House and Depository
                           (Budapest) Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ICELAND                    ISD                                            Equity, Corporate Debt, Government Debt
                           (The Islandic Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
INDIA                      NSDL                                           Equity, Corporate Debt, Government Debt
                           (National Securities Depository Limited)

                           CDSL                                           Equity, Corporate Debt, Government Debt
                           (Central Depository Services (India) Limited)

                           RBI                                            Government Debt
                           (Reserve Bank of India)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
INDONESIA                  KSEI                                           Equity, Corporate Debt
                           (PT Kustodian Sentral Efek Indonesia)

                           Bank Indonesia                                 Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
INTERNATIONAL SECURITIES   Euroclear Bank                                 Internationally Traded Debt, Equity
MARKET                     (Euroclear Bank S.A./N.V.)

                           CBL                                            Internationally Traded Debt, Equity
                           (Clearstream Banking, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
IRELAND                    Euroclear UK & Ireland                         Equity, Corporate Debt
                           (Euroclear UK & Ireland Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ISRAEL                     TECH                                           Equity, Corporate Debt, Government Debt
                           (Tel Aviv Stock Exchange Clearing House Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ITALY                      Monte Titoli S.p.A.                            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
IVORY COAST                DC/BR                                          Equity
                           (Le Depositaire Central / Banque de
                           Reglement)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
JAMAICA                    JCSD                                           Equity, Corporate Debt, Government Debt
                           (Jamaica Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
JAPAN                      JASDEC                                         Equity, Convertible Debt
                           (Japan Securities Depository Center,
                           Incorporated)

                           BoJ                                            Registered Government Debt
                           (Bank of Japan)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
JORDAN                     SDC                                            Equity, Corporate Debt
                           (Securities Depository Center)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
KAZAKHSTAN                 CSD                                            Equity
                           (Central Securities Depository CJSC)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
KENYA                      CBCD                                           Government Debt
                           (Central Bank Central Depository)

                           CDSC                                           Equity, Corporate Debt
                           (Central Depository and Settlement
                           Corporation Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
KUWAIT                     KCC                                            Equity, Corporate Debt
                           (The Kuwait Clearing Company S.A.K.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LATVIA                     LCD                                            Equity, Corporate Debt, Government Debt
                           (Latvian Central Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LEBANON                    Midclear S.A.L.                                Equity
                           (Custodian and Clearing Center of Financial
                           Instruments for Lebanon and the Middle East
                           S.A.L.)

                           BDL                                            Government Debt
                           (Banque du Liban)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LITHUANIA                  CSDL                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Depository of Lithuania)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LUXEMBOURG                 CBL                                            Equity
                           (Clearstream Banking, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MALAYSIA                   Bursa Depository                               Equity, Corporate Debt
                           (Bursa Malaysia Depository Sdn Bhd)

                           BNM                                            Government Debt
                           (Bank Negara Malaysia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MALTA                      CSD                                            Equity, Corporate Debt, Government Debt
                           (The Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MAURITIUS                  CDS                                            Equity, Corporate Debt
                           (Central Depository and Settlement Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BOM                                            Government Debt
                           (Bank of Mauritius)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MEXICO                     INDEVAL                                        Equity, Corporate Debt, Government Debt
                           (S.D. INDEVAL S.A. de C.V.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MOROCCO                    Maroclear                                      Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NETHERLANDS                Euroclear Nederland                            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NEW ZEALAND                NZCSD                                          Equity, Corporate Debt, Government Debt
                           (New Zealand Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NIGERIA                    CSCS                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Clearing System Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NORWAY                     VPS                                            Equity, Corporate Debt, Government Debt
                           (Verdipapirsentralen ASA)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
OMAN                       MDSRC                                          Equity, Corporate Debt
                           (The Muscat Depository and Securities
                           Registration Company, S.A.O.C.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PAKISTAN                   CDC                                            Equity, Corporate Debt
                           (Central Depository Company of Pakistan
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SBP                                            Government Debt
                           (State Bank of Pakistan)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PERU                       CAVALI                                         Equity, Corporate Debt, Government Debt
                           (CAVALI ICLV S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PHILIPPINES                PDTC                                           Equity, Corporate Debt
                           (Philippine  Depository and Trust Corp.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           RoSS                                           Government Debt
                           (Register of Scripless Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
POLAND                     NDS                                            Equity, Long-Term Government Debt
                           (National Depository for Securities S.A.)

                           RPW                                            Short-Term Government Debt
                           (Registry of Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PORTUGAL                   INTERBOLSA                                     Equity, Corporate Debt, Government Debt
                           (Sociedade Gestora de Sistemas de Liquidacao
                           e de Sistemas Centralizados de Valores
                           Mobiliarios, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
QATAR                                                                     Equity
                           QE
                           (Qatar Exchange)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ROMANIA                    CD S.A.                                        Equity, Corporate Debt
                           (Central Depository S.A.)

                           NBR                                            Government Debt
                           (National Bank of Romania)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
RUSSIA                     VTB                                            Government Debt (Ministry of Finance Bonds)
                           (Vneshtorgbank)

                           NDC                                            Corporate Debt, Government Debt (GKOs/OFZs)
                           (The National Depository Center)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SAUDI ARABIA               Tadawul                                        Equity, Corporate Debt
                           (The Saudi Securities Exchange (Tadawul)
                           Company)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SAMA                                           Government Debt
                           (Saudi Arabian Monetary Authority)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SERBIA                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository and Clearing
                           House for Serbia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SINGAPORE                  CDP                                            Equity, Corporate Debt
                           (The Central Depository (Pte) Limited)

                           MAS                                            Government Debt
                           (Monetary Authority of Singapore)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVAK REPUBLIC            CDCP                                           Equity, Corporate Debt, Government Debt
                           (Centralny depozitar cennych papierov SR,
                           a.s.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVENIA                   KDD                                            Equity, Corporate Debt, Government Debt
                           (Centralna klirinsko depotna druzba d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH AFRICA               Strate Ltd.                                    Equity, Corporate Debt, Government Debt
                           (Strate Central Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH KOREA                KSD                                            Equity, Corporate Debt, Government Debt
                           (Korea Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SPAIN                      IBERCLEAR                                      Equity, Corporate Debt, Government Debt
                           (Sociedad de Gestion de los Sistemas de
                           Registro, Compensacion y Liquidacion de
                           Valores, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SRI LANKA                  CDS                                            Equity, Corporate Debt
                           (Central Depository System (Private) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           LankaSecure                                    Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SWEDEN                     Euroclear Sweden                               Equity, Corporate Debt, Government Debt
                           (Euroclear Sweden AB)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SWITZERLAND                SIX SIS                                        Equity, Corporate Debt, Government Debt
                           (SIX SIS AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TAIWAN                     TDCC                                           Equity, Corporate Debt
                           (Taiwan Depository and Clearing Corporation)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CBC                                            Government Debt
                           (Central Bank of the Republic of China)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
THAILAND                   TSD                                            Equity, Corporate Debt, Government Debt
                           (Thailand Securities Depository Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TUNISIA                    STICODEVAM                                     Equity, Corporate Debt, Government Debt
                           (Societe Tunisienne Interprofessionnelle
                           pour la Compensation et le Depot des Valeurs
                           Mobilieres)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TURKEY                     CRA                                            Equity, Corporate Debt
                           (Central Registry Agency)

                           CBoT                                           Government Debt
                           (Central Bank of Turkey)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UKRAINE                    MFS                                            Corporate Debt, Selected Equity
                           (Interregional Securities Union)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     ADX                                            Equity, Corporate Debt, Government Debt
ADX                        (Abu Dhabi Securities Exchange)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     DFM                                            Equity, Corporate Debt, Government Debt
DFM                        (Dubai Financial Market)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES -     NASDAQ Dubai                                   Equity, Corporate Debt
NASDAQ Dubai               (NASDAQ Dubai Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED KINGDOM             Euroclear UK & Ireland                         Equity, Corporate Debt, Government Debt
                           (Euroclear UK & Ireland Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED STATES              DTC                                            Equity, Corporate Debt
                           (The Depository Trust Company)

                           FRB                                            Government Debt, Mortgage Back Debt
                           (Federal Reserve Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
URUGUAY                    BCU                                            Government Debt
                           (Banco Central del Uruguay)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
VENEZUELA                  BCV                                            Government Debt
                           (Banco Central de Venezuela)

                           CVV                                            Equity, Corporate Debt, Money Market
                           (Caja Venezolana de Valores, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
VIETNAM                    VSD                                            Equity, Corporate Debt, Government Debt
                           (Vietnam Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ZAMBIA                     CSD                                            Equity, Government Debt
                           (LuSE Central Shares Depository Limited)

                           BoZ                                            Government Debt
                           (Bank of Zambia)
-------------------------- ---------------------------------------------- -----------------------------------------------